                                                                    EXHIBIT 10.1


                  AMENDMENT No. 1 dated as of May 10, 2001 (this "AMENDMENT"), to the Credit Agreement dated as of August 11, 2000 (the "CREDIT AGREEMENT"), among SHILOH INDUSTRIES, INC., a Delaware corporation (the "BORROWER"), the LENDERS party thereto, THE CHASE MANHATTAN BANK, as Administrative Agent and Collateral Agent, KEYBANK NATIONAL ASSOCIATION, as Syndication Agent and BANK ONE, MICHIGAN, as Documentation Agent.

         A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower.

         B. The Borrower has requested that the Required Lenders agree to amend the Credit Agreement, as provided herein, and the Required Lenders are willing so to amend the Credit Agreement, in each case pursuant to the terms and subject to the conditions set forth herein.

         C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

         SECTION 1. AMENDMENTS. (a) Section 1.01 of the Credit Agreement is amended by adding the following defined term after the term "Alternate Base Rate" and before the term "Applicable Percentage":

         ""AMENDMENT EFFECTIVE DATE" means May 10, 2001."

         (b) The definition of "Applicable Rate" in Section 1.01 of the Credit Agreement is hereby amended by replacing the table therein with the following:

                                                ABR                Eurodollar              Commitment Fee
         Total Leverage Ratio:                Spread                 Spread                      Rate
         ---------------------                ------                 ------                      ----

              CATEGORY 1
  Total Leverage Ratio of greater than         2.50%                  3.50%                      .50%
         or equal to 5.00 to 1.0

              CATEGORY 2
   Total Leverage Ratio of less than
  5.00 to 1.0 but greater than or equal        2.25%                  3.25%                      .50%
                   to
               4.00 to 1.0

              CATEGORY 3
   Total Leverage Ratio of less than
  4.00 to 1.0 but greater than or equal        2.00%                  3.00%                      .50%
                   to
               3.50 to 1.0

              CATEGORY 4
   Total Leverage Ratio of less than
   3.50 to 1.0 but greater than or equal       1.75%                  2.75%                      .50%
             to 2.75 to 1.0


              CATEGORY 5
    Total Leverage Ratio less than             1.25%                  2.25%                      .375%
               2.75 to 1.0

         (c) The definition of "Collateral and Guarantee Requirement" in Section
1.01 of the Credit Agreement is hereby amended by deleting such term and the definition thereof and replacing it with the following text:

                  ""COLLATERAL AND GUARANTEE REQUIREMENT" means the requirement that:

                  (a) the Administrative Agent shall have received either (i) a counter-part from each Loan Party party thereto of each of (A) the Guarantee Agreement, (B) the Indemnity, Subrogation and Contribution Agreement, (C) the Pledge Agreement and (D) the Security Agreement duly executed and delivered on behalf of such Loan Party or (ii) in the case of any Person that becomes a Loan Party after the Closing Date, a supplement from such Person to each of the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, the Pledge Agreement and the Security Agreement, in each case in the form specified therein, duly executed and delivered on behalf of such Loan Party;

                  (b) to the extent not already delivered to the Administrative Agent within 45 days following the Amendment Effective Date, all outstanding Equity Interests, if any, of each Subsidiary (other than Shiloh of Michigan, LLC, until it becomes a Wholly Owned Subsidiary) owned by or on behalf of any Loan Party shall have been pledged pursuant to the Pledge Agreement (except that the Loan Parties shall not be required to pledge more than 65% of the outstanding voting Equity Interests of any Foreign Subsidiary to the extent that the pledge of any greater percentage could result in adverse tax consequences to the Borrower or any Subsidiary) and the Administrative Agent shall have received certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

                  (c) to the extent not already delivered to the Administrative Agent within 45 days following the Amendment Effective Date, all Indebtedness of the Borrower and each Subsidiary (other than Shiloh of Michigan, LLC, until it becomes a Wholly Owned Subsidiary) that is owing to any Loan Party, if any, shall be evidenced by a promissory note and shall have been pledged pursuant to the Pledge Agreement and the Administrative Agent shall have received all such promissory notes, together with instruments of transfer with respect thereto endorsed in blank;

                  (d) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Agreement and perfect such Liens to the extent required by, and with the priority required by, the Security Agreement, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording; and

                  (e) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder."

         (d) Clause (f) of the definition of "Indebtedness" in Section 1.01 of the Credit Agreement is hereby amended by adding the following text to the end of such clause:

         "(other than Indebtedness secured by a Lien created in connection with the Specified Asset Sale of Valley City Steel Company, provided that the aggregate principal amount of Indebtedness secured by such Lien shall not exceed $10,000,000)"

         (e) The definition of "Interest Period" in Section 1.01 of the Credit Agreement is hereby amended by adding the following after the word "months" and before the word "thereafter" in the third line thereof:

         "(or nine or twelve, unless rejected by any Lender at the time of any such election (and, if so rejected by any Lender, six))"

         (f) Section 1.01 of the Credit Agreement is amended by adding the following defined term after the term "Maturity Date" and before the term "Minimum Coverage Ratio":

                  ""MBE" means Valley City Steel, LLC."

         (g) The definition of "Pledge Agreement" in Section 1.01 of the Credit Agreement is hereby amended by deleting such term and the definition thereof and replacing it with the following text:

                  ""PLEDGE AGREEMENT" means the Pledge Agreement, substantially in the form of Exhibit F, among the Borrower, the Subsidiary Loan Parties and the Administrative Agent for the benefit of the Secured Parties (or, in the case of a Foreign Subsidiary, a pledge agreement in form and substance reasonably satisfactory to the Collateral Agent)."

         (h) The definition of "Security Documents" in Section 1.01 of the Credit Agreement is hereby amended by deleting such term and the definition thereof and replacing it with the following text:

                  ""SECURITY DOCUMENTS" means the Pledge Agreement, the Security Agreement, the Mortgages, the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12, Section 5.13 or clause (b) or (c) of the Collateral and Guarantee Requirement to secure any of the Obligations."

         (i) Clause (a) of the definition of "Specified Asset Sale Amount" in
Section 1.01 of the Credit Agreement is hereby amended by deleting the words "consideration received" in the third line thereof and replacing such words with the text "(i) cash consideration plus (ii) any notes or other deferred payment obligations received directly or indirectly".

         (j) Section 3.17 of the Credit Agreement is hereby amended by deleting the text "The Borrower is in compliance with Section 5.14, and to the extent any" and replacing it with the text "To the extent the Pledge Agreement".

         (k) Section 5.01 of the Credit Agreement is hereby amended by (i) re-lettering what are currently clauses (c) through (g) to be clauses (d) through (h), respectively and (ii) adding the following clause at the end of such section:

                  "(c) within 30 days after the end of each of the first two fiscal months of each fiscal quarter of the Borrower, its summary balance sheet and related statements of income and cash flows as of the end of and for such fiscal month and the then elapsed portion of the fiscal year;"

         (l) Section 5.14 of the Credit Agreement is hereby amended by deleting
Section 5.14.

         (m) Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (d) thereof; (ii) re-lettering what is currently clause (f) to be clause (e); (iii) replacing the period at the end of the current clause (f) with "; and"; and (iv) adding the following clause at the end of such section:

         "(f) Liens on any property or asset of Valley City Steel Company created in connection with the Specified Asset Sale of such entity, PROVIDED that the aggregate amount of Indebtedness secured by such Lien shall not exceed $10,000,000."

         (n) Section 6.04 of the Credit Agreement is hereby amended by deleting clause (f) thereof from the Amendment Effective Date (as defined below) until January 31, 2003.

         (o) Clause (h) of Section 6.04 of the Credit Agreement is hereby amended by adding the following after "$15,000,000" and before ";":

         ", provided that in no case shall the aggregate amount of cash investments in and loans and advances to MBE made after the Amendment Effective Date exceed $3,000,000.

         (p) Clause (c) of Section 6.05 of the Credit Agreement is hereby amended by adding the following after the word "excess" and before the ";":

         ". Notwithstanding the foregoing, (a) in connection with the Specified Asset Sales of Valley City Steel Company and Greenfield Die & Manufacturing Corp. (Canton Die Tooling Division) the reduction in Commitments shall not exceed an aggregate amount of $10,000,000 in respect of such Specified Asset Sales (the "Initial Reduction") and (b) in addition to the Initial Reduction, the Borrower shall reduce the Commitments by an additional $15,000,000 (or, if the aggregate Specified Asset Sale Amount in connection with the Specified Asset Sales of Valley City Steel Company and Greenfield Die & Manufacturing Corp. (Canton Die Tooling Division) does not equal or exceed $25,000,000, the amount by which such Specified Asset Sale Amount exceeds $10,000,000) at or prior to April 15, 2002.

         (q) Clause (a) of Section 6.12 of the Credit Agreement is hereby amended by replacing the table therein with the following:

                          Period                                   Ratio
                          ------                                   -----

         April 30, 2001, to July 30, 2001                       5.75 to 1.00

         July 31, 2001, to October 30, 2001                     6.00 to 1.00

                          Period                                    Ratio
                          ------                                    -----

         October 31, 2001, to January 30, 2002                  6.00 to 1.00

         January 31, 2002, to April 29, 2002                    6.00 to 1.00

         April 30, 2002, to July 30, 2002                       5.25 to 1.00

         July 31, 2002, to January 30, 2003                     4.50 to 1.00

         January 31, 2003, and thereafter                       3.50 to 1.00

         (r) Clause (b) of Section 6.12 of the Credit Agreement is hereby amended by replacing the table therein with the following:

                          Period                                    Ratio
                          ------                                    -----

         April 30, 2001, to July 30, 2001                       6.00 to 1.00

         July 31, 2001, to October 30, 2001                     6.25 to 1.00

         October 31, 2001, to January 30, 2002                  6.25 to 1.00

         January 31, 2002, to April 29, 2002                    6.25 to 1.00

         April 30, 2002, to July 30, 2002                       5.50 to 1.00

         July 31, 2002, to January 30, 2003                     4.75 to 1.00

         January 31, 2003, and thereafter                       3.75 to 1.00

         (s) Section 6.13 of the Credit Agreement is hereby amended by replacing the table therein with the following:

                          Period                                    Ratio
                          ------                                    -----

         April 30, 2001, to July 30, 2001                       1.90 to 1.00

         July 31, 2001, to October 30, 2001                     1.50 to 1.00

         October 31, 2001, to January 30, 2002                  1.85 to 1.00

         January 31, 2002, to April 29, 2002                    1.80 to 1.00

         April 30, 2002, to July 30, 2002                       2.10 to 1.00

         July 31, 2002, to January 30, 2003                     2.30 to 1.00

         January 31, 2003, and thereafter                       3.50 to 1.00

         (t) Clause (a) of Section 6.16 of the Credit Agreement is hereby amended by replacing the table therein with the following:

 Date of Fiscal Year End                                           Amount
 -----------------------                                           ------

 October 31, 2001                                                $32,000,000
 October 31, 2002                                                $30,000,000
 October 31, 2003, and thereafter                                $35,000,000

         (u) The Credit Agreement is hereby amended by adding Exhibit F to the Credit Agreement, which is attached hereto, following Exhibit E to the Credit Agreement.

         SECTION 2. PLEDGE. Within 45 days following the Amendment Effective Date the Borrower shall enter into and shall cause each Subsidiary Loan Party to enter into a Pledge Agreement and shall deliver to the Collateral Agent the certificates representing such pledged securities and such blank powers as the Collateral Agent shall require. If the Borrower and the Subsidiary Loan Parties shall fail to enter into a Pledge Agreement within 45 days following the Amendment Effective Date an Event of Default under the Credit Agreement shall be deemed to have occurred.

         SECTION 3. APPRAISAL. Chase will endeaver to, in consultation with the Borrower and at the expense of the Borrower, obtain an appraisal of the plant, property and equipment of the Borrower and the Subsidiaries as soon as practicable following the Amendment Effective Date.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders that:

                (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

                  (b) Before and after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects on such date; and

                  (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.


                 SECTION 5. EFFECTIVENESS. This Amendment shall become effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE") when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of the Borrower and the Required Lenders.

                 SECTION 6. FEES. Promptly after the Amendment becomes effective, the Borrower shall pay a fee to each Lender that has executed and delivered this Amendment prior to 5:00 p.m., New York time on May 10, 2001, equal to 20 basis points of the aggregate amount of such Lender's Commitment on such date.

                 SECTION 7. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

                 SECTION 8. EXPENSES. The Borrower agrees to pay the reasonable out-of- pocket costs and expenses incurred by the Administrative Agent and the Collateral Agent in connection with the preparation of this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent and the Collateral Agent.

                 SECTION 9. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                 SECTION 10. APPLICABLE LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the state of New York.

                 SECTION 11. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                  SHILOH INDUSTRIES, INC.,

                                       by /s/ Craig A. Stacy
                                          -------------------------------------
                                          Name: Craig A. Stacy
                                          Title: Chief Financial Officer

                                  THE CHASE MANHATTAN BANK,
                                  individually as a Lender and as Administrative Agent and Collateral Agent,

                                       by /s/ Julie S. Long
                                          -------------------------------------
                                          Name: Julie S. Long
                                          Title: Vice President

                                                           SIGNATURE PAGE TO THE
                                                           AMENDMENT DATED AS OF
                                                           MAY 10, 2001





Name of Institution                The Bank of Nova Scotia
                                   -------------------------



                                   By: /s/ M.D. Smith
                                       ---------------------
                                       Name: M.D. Smith
                                       Title: Agent Operations

                                                           SIGNATURE PAGE TO THE
                                                           AMENDMENT DATED AS OF
                                                           MAY 10, 2001





Name of Institution                National City Bank
                                   -------------------------



                                   By: /s/ Robert S. Coleman
                                       ---------------------
                                       Name: Robert S. Coleman
                                       Title: Senior Vice President

                                                           SIGNATURE PAGE TO THE
                                                           AMENDMENT DATED AS OF
                                                           MAY 10, 2001





Name of Institution                PNC Bank National Association
                                   -----------------------------



                                   By: /s/ Dominic J. Pellicciotti
                                       -----------------------------
                                       Name: Dominic J. Pellicciotti
                                       Title: Assistant Vice President

                                                           SIGNATURE PAGE TO THE
                                                           AMENDMENT DATED AS OF
                                                           MAY 10, 2001





Name of Institution                Sky Bank
                                   -------------------------



                                   By: /s/ Kenneth G. Goldsboro
                                       --------------------------
                                       Name: Kenneth G. Goldsboro
                                       Title: Senior Vice President

                                                           SIGNATURE PAGE TO THE
                                                           AMENDMENT DATED AS OF
                                                           MAY 10, 2001





Name of Institution                Regions Bank
                                   -------------------------



                                   By: /s/ Sam Prudhomme
                                       ---------------------
                                       Name: Sam Prudhomme
                                       Title: Assistant Vice President